Goldman Sachs Funds

HIGH YIELD FUND

Annual Report October 31, 2000

8.23
9.17
9.39
9.76
108.88
8.92
105.63
6.86
7.08
8.96
9.07
104.50
99.50
9.35
91.88
102.00
103.00
101.00
99.00
NOM %
EFF
%CHG
%

A high level of current income

through a diversified portfolio

of high yield securities.

GOLDMAN SACHS HIGH YIELD FUND

Market Overview

Dear Shareholder:

During the period under review, U .S. bond markets generally posted solid returns. However, poor fundamentals led to lackluster results in the high yield market.

Market Review

  The Bond Market — During the first half of the reporting period, steadily rising short-term interest rates led to generally lackluster performance in many sectors of the U.S. fixed income market. Overall, spreads rose, and market -specific events also influenced performance. In addition, falling investor demand detracted from results in the high yield market. During the second half of the period the overall market rebounded, as spreads tightened in response to signs of slower economic growth. However, the high yield market did not participate in the rally. Poor market fundamentals, including weak demand and an increase in default rates continue to hamper results.

  The U.S. Bond market also continued to be affected by the U.S. Treasury Department’s repurchase of long maturity debt. The reduction in supply is aimed at reducing the average maturity and interest cost of Treasury debt. This led to a sharp increase in demand for 30-year bonds throughout the period, resulting in strong performance for longer maturity issues and an inverted yield curve.

  The Economy — Despite repeated attempts by the Federal Reserve Board (the “Fed”) to slow economic growth, the U.S. economy continued to grow at a rapid pace during the first six months of the reporting period. Then, after a series of six short-term interest rate hikes by the Fed, the economy finally began to show signs of moderating during the summer. As such, the Fed left rates unchanged during its June, August and October meetings.

  Outlook

  Given recent supportive data, we continue to believe that the U.S. is headed for a “soft landing” following a period of benign inflation. However, given strong consumer confidence, low unemployment, and continued pockets of solid economic growth, a soft landing is not assured. Conversely, in the short term, ongoing equity volatility coupled with recent negative earnings news could lead to continued credit spread widening and investor flight to the “safe haven” of U.S. Treasuries.

  As always, we appreciate your support and we look forward to serving your investment needs in the years to come.

Sincerely,

David B. Ford	David W. Blood	Sharmin Mossavar-Rahmani
Co-Head, Goldman Sachs	Co-Head, Goldman Sachs	CIO, Fixed Income Investments,
Asset Management	Asset Management	Goldman Sachs Asset Management

November 9, 2000

GOLDMAN SACHS HIGH YIELD FUND

Fund Basics

as of October 31, 2000

PERFORMANCE REVIEW

October 31, 1999–	Fund Total Return	30-Day	Lehman High
October 31, 2000	(based on NAV)[1]	Standardized Yield[2]	Yield Bond Index[3]

Class A	0.38%	10.91%	–1.61%
Class B	–0.48%	10.67%	–1.61%
Class C	–0.48%	10.66%	–1.61%
Institutional	0.77%	11.86%	–1.61%
Service	0.15%	N/A	–1.61%

1  The net asset value represents the net assets of the Fund (ex- dividend) divided by the total number of net shares outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions.

2  The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is compounded semiannually and then annualized. This yield doesnot necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders .

3  The Lehman Brothers High Yield Bond Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

STANDARDIZED TOTAL RETURNS[4]

For the period ending 9/30/00	Class A	Class B	Class C	Institutional	Service

One Year	–0.79%	–1.92%	2.20%	4.28%	3.76%
Since Inception	2.44%	2.22%	3.26%	4.34%	3.83%
	(8/1/97)	(8/1/97)	(8/15/97)	(8/1/97)	(8/1/97)

[4] The Standardized Total Returns are average annual returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 4.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve sales charges, such charges have not been applied to their Standardized Total Returns.

TOP 10 HOLDINGS AS OF 10/31/0[05]
Company			Line of Business			% of Portfolio

Nextel Communications, Inc.			Telecommunications–Cellular			3.6%
Telewest Communications PLC			Media–Cable			3.0%
Crown Castle International Corp.			Media–Non-Cable			2.8%
Riverwood International Corp.			Paper			2.4%
Allied Waste North America, Inc.			Environmental			1.9%
CSC Holdings, Inc.			Media–Cable			1.8%
Fisher Scientific International, Inc.			Consumer Cyclicals			1.7%
Avecia Group PLC			Chemicals			1.2%
Charter Communications Holdings LLC			Media–Cable			1.4%
NTL Communications Corp.			Telecommunications			1.4%

Credit Allocation: AAA 4.9% A 1.1 % BBB 2.2% BB 10.2% B 75 .8% CCC/NR 5.8%

[5] The Fund is actively managed and, as such, its composition may differ over time.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect.

In their absence, performance would be reduced.

1

GOLDMAN SACHS HIGH YIELD FUND

Performance Overview

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs High Yield Fund for the one-year period that ended October 31, 2000.

Performance Review

Over the one-year reporting period that ended October 31, 2000, the Fund’s A, B and C Institutional and Service share classes generated cumulative total returns, at net asset value, of 0 .38%, –0.48%, –0.48%, 0.77% and 0.15%, respectively. These figures handily outperformed the –1.61% total return of the Fund’s benchmark, the Lehman Brothers High Yield Bond Index.

As the returns of the Fund and its benchmark indicate, it has been a difficult period in the high yield market. The Fund’s relative outperformance versus its benchmark was largely due to sector allocation. In addition, careful credit selection helped to minimize losses from defaults during a period when default rates were on the rise.

High Yield Market Summary

The Fund’s fiscal year began on a positive note, as investor confidence improved on the heels of a rally in the stock market. However, this was short lived, as high yield bonds faltered after the traditional New Year rally failed to materialize. February was dominated by credit-specific problems. In March, market returns were hurt by a sharp sell-off. Rising short-term interest rates, an increase in defaults and accelerating outflows from U.S. mutual funds were the main culprits. The market briefly stabilized during the second quarter, as selling pressures abated and mutual fund redemptions slowed. However, as the reporting period progressed, steadily rising interest rates led to concerns that an economic slowdown could lead to a further increase in the default rate for high yield bonds.

Then, in October, the high yield market experienced one of its worst months since 1980, as investor jitters caused a dramatic widening in risk premiums. Technicals were poor, with continuing mutual fund outflows despite a mid-month Nasdaq recovery. The telecom sector was heavily pounded amidst heightening fears that many companies would run out of cash before completing their ambitious plans. Industrials were impacted by fears of a U.S. recession, with the building products and automotive sectors particularly affected.

Investment Objective

The Fund seeks a high level of current income and may also consider the potential for capital appreciation. The Fund invests primarily in high yield, fixed income securities rated, at the time of investment, below investment grade.

2

GOLDMAN SACHS HIGH YIELD FUND

FIXED INCOME INVESTMENT PROCESS OVERVIEW

Portfolio Composition

As of October 31, 2000, the Fund was diversified among 365 issues. Holdings in the top 10 companies represented 11.4% of the portfolio.

Throughout the reporting period, we remained focused on our credit-based investment philosophy which we believe offers compelling risk-adjusted returns potential. We have been actively involved in the European market and have scaled back our exposure to the emerging telecommunications sector. Both of these strategies served to enhance relative performance. In addition, corporate takeover activity bolstered the returns of several Fund holdings, which partially helped to mitigate the weakness in the overall high yield sector.

Portfolio Highlights

  Viasystems — Viasystems is a printed circuit board manufacturer. Through a series of acquisitions, it has evolved into a diversified electronic contract manufacturer. This enabled the company to go public in March 2000, and subsequently reduce debt on its balance sheet. The price of Viasystems bonds has responded favorably to the improvement in its credit quality.
  Allied Waste — Allied Waste is the second largest waste management company in the U.S. The industry had been dragged down by accounting problems from its largest competitor, Waste Management. However, Allied has delivered on all fronts and has been able to meet its forecasted results. This has served to restore investor confidence and has helped it to maintain its credit rating.
  Riverwood International — Riverwood is a large coated board producer that has demonstrated strong performance following a restructuring that began two years ago to lower its manufacturing costs. The company has also sold non-core assets, which has further improved its balance sheet. Recent consolidation in the forest products industry has suggested that there is substantial asset value in the Riverwood name. Based on the combination of these factors, we increased our exposure to Riverwood throughout the reporting period.

Portfolio Outlook

Despite the recent challenging market environment, we believe high yield bonds can play an important part of a well-diversified investment portfolio. In fact, we believe that continued market turbulence should provide further opportunities over the medium term to purchase attractive assets at historically wide levels.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs High Yield Investment Management Team

November 9, 2000

3

GOLDMAN SACHS HIGH YIELD FUND

The Goldman Sachs Advantage

Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.

Today, the firm’s Investment Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse — and put this expertise to work in their individual portfolios.

What Sets Goldman Sachs Funds Apart?

To learn more about the Goldman Sachs Funds, call your investment professional today.

4

GOLDMAN SACHS HIGH YIELD FUND

Performance Summary

October 31, 2000

The following graph shows the value as of October 31, 2000, of a $10,000 investment made on August 1, 1997 (commencement of operations) in Class A shares (with the maximum sales charge of 4.5%) of the Goldman Sachs High Yield Fund. For comparative purposes, the performance of the Fund’s benchmark (the Lehman High Yield Bond Index) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service shares will vary from Class A due to differences in fees and loads.

High Yield Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested August 1, 1997 to October 31, 2000.

Class A Shares
Lehman High Yield Bond Index
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
8/97
10/97
4/98
10/98
4/99
10/99
4/00
10/00
$10,442
$10,403

Average Annual Total Return through October 31, 2000	Since Inception	One Year

Class A (commenced August 1, 1997)
Excluding sales charges	2.78%	0.38%
Including sales charges	1.34%	-4.17%

Class B (commenced August 1, 1997)
Excluding contingent deferred sales charges	2.02%	-0.48%
Including contingent deferred sales charges	1.07%	-5.45%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	2.05%	-0.48%
Including contingent deferred sales charges	2.05%	-1.47%

Institutional Class (commenced August 1, 1997)	3.17%	0.77%

Service Class (commenced August 1, 1997)	2.63%	0.15%

GOLDMAN SACHS HIGH YIELD FUND

Statement of Investments
October 31, 2000

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – 73.9%

Aerospace – 2.3%
Argo-Tech Corp. (B-/B3)
$ 6,500,000	8.63%	10/01/2007	$ 5,265,000

Burke Industries, Inc. (B-/Caa1)
2,000,000	10.00	08/15/2007	640,000

Communications Instruments, Inc. (B-/B3)
2,500,000	10.00	09/15/2004	2,187,500

Dunlop Standard Aerospace Holdings (B-/B3)
3,000,000	11.88	05/15/2009	2,985,000

Hexcel Corp. (B/B2)
3,500,000	9.75	01/15/2009	3,220,000

K&F Industries, Inc. (B-/B3)
5,000,000	9.25	10/15/2007	4,775,000

Transdigm, Inc. (B-/B3)
1,000,000	10.38	12/01/2008	920,000

Worldwide Flight Services, Inc. (B/B3)†
750,000	12.25	08/15/2007	502,500

			20,495,000

Automotive Parts – 2.5%
Accuride Corp. (B-/B2)
3,000,000	9.25	02/01/2008	2,100,000

American Axle & Manufacturing, Inc. (B+/B1)
6,000,000	9.75	03/01/2009	5,310,000

Anchor Lamina, Inc. (B-/B3)
1,500,000	9.88	02/01/2008	675,000

Federal-Mogul Corp. (B+/Ba3)
2,000,000	7.50	01/15/2009	480,000

Hayes Lemmerz International, Inc. (B/B2)
3,500,000	9.13	07/15/2007	2,817,500

Hayes Wheels International, Inc. (B/B2)
1,000,000	11.00	07/15/2006	890,000

JL French Automotive Castings (B-/B3)
1,500,000	11.50	06/01/2009	885,000

Oxford Automotive, Inc. (B/Caa1)
2,500,000	10.13	06/15/2007	1,975,000

Prestolite Electric, Inc. (B-/B3)
2,074,000	9.63	02/01/2008	1,285,880

Stanadyne Automotive Corp. (B/Caa1)
3,250,000	10.25	12/15/2007	2,567,500

Venture Holdings Trust (B/B2)
4,000,000	9.50	07/01/2005	2,480,000

			21,465,880

Building Materials – 2.7%
Amatek Industries, Inc. (B/B3)
3,500,000	12.00	02/15/2008	2,362,500

Atrium Cos., Inc. (B-/B3)
2,000,000	10.50	05/01/2009	1,740,000

Better Minerals & Aggregates (B-/B3)†
2,500,000	13.00	09/15/2009	2,006,250

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)

Building Materials – (continued)
Nortek, Inc. (B+/B1)
$ 3,000,000	9.13%	09/01/2007	$ 2,670,000
2,125,000	8.88	08/01/2008	1,848,750

Nortek, Inc. (B-/B3)
3,250,000	9.88	03/01/2004	2,925,000

Republic Group, Inc. (B/B2)
3,000,000	9.50	07/15/2008	3,030,000

Werner Holdings Co., Inc. (B-/B2)
7,000,000	10.00	11/15/2007	6,667,500

			23,250,000

Capital Goods – 2.7%
Axiohm Transaction Solutions, Inc.V
3,000,000	9.75	10/01/2007	390,000

Flowserve Corp. (B/B3)†
3,000,000	12.25	08/15/2010	3,075,000

International Wire Group, Inc. (B-/B3)
3,500,000	11.75	06/01/2005	3,482,500

Packard BioScience Co. (B-/B3)
9,250,000	9.38	03/01/2007	8,140,000

Simonds Industries, Inc. (B-/B3)
750,000	10.25	07/01/2008	525,000

Thermadyne Holdings Corp. (CCC+/Caa1)§
4,000,000	0.00/12.50	06/01/2008	1,200,000

Thermadyne Manufacturing LLC (CCC+/B3)
6,750,000	9.88	06/01/2008	4,860,000

Trench Electric S.A. (CCC+/B3)
3,500,000	10.25	12/15/2007	2,170,000

			23,842,500

Chemicals – 3.5%
Avecia Group PLC (B/B2)
11,000,000	11.00	07/01/2009	10,450,000

Brunner Mond PLC (CCC/Caa2)
1,000,000	11.00	07/15/2008	270,000

Equistar Chemicals LP (BBB-/Baa3)
2,000,000	7.55	02/15/2026	1,573,600

General Chemicals Industries (B+/B3)
1,500,000	10.63	05/01/2009	991,875

Huntsman ICI Holdings LLC (B+/B2)†
2,500,000	10.13	07/01/2009	2,375,000

Huntsman ICI Holdings LLC (B+/B3) @†
7,125,000	12.27	12/31/2009	2,137,500

Lyondell Chemical Co. (BB/Ba3)
6,500,000	9.88	05/01/2007	6,370,000

Lyondell Chemical Co. (B+/B2)
2,000,000	10.88	05/01/2009	1,920,000

Polymer Group, Inc. (B/B3)
2,250,000	9.00	07/01/2007	1,597,500
3,000,000	8.75	03/01/2008	2,100,000

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS HIGH YIELD FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)

Chemicals – (continued)
Sovereign Specialty Chemicals, Inc. (B-/B3)†
$ 1,250,000	11.88%	03/15/2010	$ 1,212,500

			30,997,975

Conglomerates – 0.5%
Eagle-Picher Industries, Inc. (B-/B3)
6,500,000	9.38	03/01/2008	4,647,500

Consumer Cyclicals – 5.2%
APCOA, Inc. (CCC+/Caa1)
5,000,000	9.25	03/15/2008	1,750,000

Avis Group Holdings, Inc. (BB-/Ba3)
3,000,000	11.00	05/01/2009	3,195,000

Fisher Scientific International, Inc. (B-/B3)
16,000,000	9.00	02/01/2008	14,654,375

Intertek Finance PLC (B-/B2)
7,000,000	10.25	11/01/2006	3,150,000

MSX International, Inc. (B/B3)
1,000,000	11.38	01/15/2008	920,000

National Equipment Services, Inc. (B/B3)
4,000,000	10.00	11/30/2004	2,400,000

United Rentals, Inc. (BB-/B1)
4,750,000	9.50	06/01/2008	4,049,375
4,000,000	8.80	08/15/2008	3,200,000

Volume Services America, Inc. (B-/B3)
2,750,000	11.25	03/01/2009	2,516,250

Wesco Distribution, Inc. (B/B2)
10,000,000	9.13	06/01/2008	9,000,000

Williams Scotsman, Inc. (B-/B3)
1,000,000	9.88	06/01/2007	850,000

			45,685,000

Consumer Products – 1.8%
Cabot Safety Corp. (B/B3)
4,000,000	12.50	07/15/2005	3,980,000

Corning Consumer Products Co. (B/B3)
6,250,000	9.63	05/01/2008	2,203,125

Generac Portable Products LLC (CCC+/B3)
2,000,000	11.25	07/01/2006	760,000

Jostens, Inc. (B/B3)†
2,500,000	12.75	05/01/2010	2,412,500

Polaroid Corp. (BB-/Ba3)
2,000,000	11.50	02/15/2006	1,560,000

Sealy Mattress Co. (B-/B2)
1,500,000	0.00/10.88 §	12/15/2007	1,125,000
2,500,000	9.88	12/15/2007	2,375,000

The Scotts Co. (B+/B2)†
1,000,000	8.63	01/15/2009	955,000

United Industries Corp. (B-/B3)
1,750,000	9.88	04/01/2009	761,250

			16,131,875

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)

Defense – 0.6%
Condor Systems, Inc. (B-/B3)†
$ 2,000,000	11.88%	05/01/2009	$ 1,320,000

Newport News Shipbuilding, Inc. (B+/Ba3)
4,000,000	9.25	12/01/2006	4,040,000

			5,360,000

Energy – 1.7%
Benton Oil & Gas Co. (B/B3)
2,250,000	9.38	11/01/2007	1,350,000

Cross Timbers Oil Co. (B/B2)
2,750,000	8.75	11/01/2009	2,681,250

P&L Coal Holdings Corp. (B/B2)
4,250,000	9.63	05/15/2008	4,143,750

R&B Falcon Corp. (B+/Ba3)
2,000,000	6.75	04/15/2005	1,880,000
500,000	9.50	12/15/2008	535,000

RBF Finance Co. (BB-/Ba3)
1,000,000	11.00	03/15/2006	1,137,500
1,000,000	11.38	03/15/2009	1,142,500

Vintage Petroleum, Inc. (BB-/Ba3)
2,000,000	9.75	06/30/2009	2,100,000

			14,970,000

Entertainment – 1.6%
Advanstar Communications, Inc. (B-/B2)
7,250,000	9.25	05/01/2008	7,322,500

Premier Parks, Inc. (B-/B3)
3,250,000	9.25	04/01/2006	2,998,125

SFX Entertainment, Inc. (BB+/Ba3)
2,000,000	9.13	02/01/2008	2,180,000
1,000,000	9.13	12/01/2008	1,090,000

V2 Finance S.A.†
963,000	6.50	06/30/2012	221,490

			13,812,115

Environmental – 2.0%
Allied Waste North America, Inc. (BB-/Ba3)
2,500,000	7.63	01/01/2006	2,225,000
5,750,000	7.88	01/01/2009	4,945,000

Allied Waste North America, Inc. (B+/B2)
10,000,000	10.00	08/01/2009	8,650,000

The IT Group, Inc. (B+/B3)
2,000,000	11.25	04/01/2009	1,720,000

			17,540,000

Food – 2.0%
Agrilink Foods, Inc. (B-/B3)
1,500,000	11.88	11/01/2008	1,102,500

Aurora Foods, Inc. (CCC+/Caa1)
3,750,000	9.88	02/15/2007	2,887,500
1,000,000	8.75	07/01/2008	730,000

Del Monte Foods Co. (B-/Caa1)§
5,350,000	0.00/12.50	12/15/2007	4,012,500

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS HIGH YIELD FUND

Statement of Investments (continued)
October 31, 2000

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Bonds – (continued)

Food – (continued)
Domino’s, Inc. (B-/B3)
$ 5,000,000	10.38%		01/15/2009	$ 4,562,500

Eagle Family Foods (CCC+/B3)
5,000,000	8.75		01/15/2008	2,550,000

New World Pasta Co. (CCC+/Caa1)
1,000,000	9.25		02/15/2009	490,000

Premier International Foods PLC (B-/B3)†
1,500,000	12.00		09/01/2009	1,162,500

				17,497,500

Gaming – 0.3%
Autotote Corp. (B-/B3)†
3,000,000	12.50		08/15/2010	2,955,000

Health Care – 1.6%
ALARIS Medical, Inc. (CCC+/Caa1)§
4,000,000	0.00/11.13		08/01/2008	480,000

Genesis Health Ventures, Inc. (C)V
500,000	9.25		10/01/2006	60,000
1,000,000	9.88		01/15/2009	90,000

HCA-The Healthcare Co. (BB+/Ba2)
1,500,000	8.75		09/01/2010	1,513,483

Hudson Respiratory Care, Inc. (B-/B3)
3,500,000	9.13		04/15/2008	2,104,375

Iasis Healthcare Corp. (B-/B3)†
3,500,000	13.00		10/15/2009	3,185,000

Kinetic Concepts, Inc. (CCC/B3)
5,000,000	9.63		11/01/2007	4,175,000

Triad Hospitals Holdings, Inc. (B-/B3)
2,000,000	11.00		05/15/2009	2,080,000

				13,687,858

Home Construction – 0.3%
D.R. Horton, Inc. (BB/Ba1)
1,000,000	8.00		02/01/2009	890,000

The Ryland Group, Inc. (BB/Ba2)
1,750,000	9.75		09/01/2010	1,680,000

				2,570,000

Insurance Companies – 0.8%
Willis Corroon Corp. (B+/Ba3)
7,500,000	9.00		02/01/2009	6,862,500

Media-Cable – 5.9%
Adelphia Communications Corp. (B+/B2)
1,000,000	9.25		10/01/2002	980,000
6,000,000	9.38		11/15/2009	5,160,000
1,000,000	10.88		10/01/2010	935,000

Callahan Nordrhein Westfalen (B-/B3)†
6,000,000	14.00		07/15/2010	5,790,000

Charter Communications Holdings LLC (B+/B2)
1,000,000	8.25		04/01/2007	905,000
2,000,000	8.63		04/01/2009	1,810,000
3,000,000	0.00/11.75	§	01/15/2010	1,725,000
13,250,000	0.00/9.92	§	04/01/2011	7,751,250

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Bonds – (continued)

Media-Cable – (continued)
Echostar DBS Corp. (B+/B1)
$ 4,000,000	9.38%		02/01/2009	$ 3,940,000

Frontiervision Holdings LP (B+/B2)§
5,000,000	0.00/11.88		09/15/2007	4,250,000

Ono Finance PLC (CCC+)†
1,250,000	13.00		05/01/2009	962,500

Renaissance Media Group LLC (B-/B3)§
3,000,000	0.00/10.00		04/15/2008	1,995,000

Telewest Communications PLC (B+/B1)
9,500,000	0.00/11.00	§	10/01/2007	8,170,000
5,000,000	11.25		11/01/2008	4,350,000
2,000,000	0.00/9.78	§	04/15/2009	900,000
2,000,000	0.00/11.38	†	02/01/2010	870,000
1,000,000	9.88	†	02/01/2010	790,000

				51,283,750

Media-Non Cable – 4.4%
AMFM, Inc. (BBB-/Ba1)
750,000	8.00		11/01/2008	751,875

AMFM, Inc. (BB+/Ba3)
2,000,000	8.13		12/15/2007	2,010,000

Crown Castle International Corp. (B/B3)
13,500,000	0.00/10.63	§	11/15/2007	10,631,250
7,000,000	0.00/10.38	§	05/15/2011	4,410,000
5,500,000	0.00/11.25	§	08/01/2011	3,520,000
2,500,000	10.75		08/01/2011	2,562,500

Lin Holdings Corp. (B-/B3)§
5,500,000	0.00/10.00		03/01/2008	3,877,500

Pinnacle Holdings, Inc. (B/B3)§
5,000,000	0.00/10.00		03/15/2008	2,900,000

PX Escrow Corp. (B-/B3)§
1,000,000	0.00/9.63		02/01/2006	340,000

Spectrasite Holdings, Inc. (B-/B3)§
5,500,000	0.00/11.25		04/15/2009	2,839,375

Young Broadcasting, Inc. (B/B2)
5,000,000	8.75		06/15/2007	4,550,000

				38,392,500

Metals – 0.7%
Earle M. Jorgensen Co. (B-/B3)
3,500,000	9.50		04/01/2005	2,975,000

Haynes International, Inc. (B-/B3)
1,500,000	11.63		09/01/2004	1,050,000

Republic Technologies International (CC/Caa3)
2,000,000	13.75		07/15/2009	300,000

WHX Corp. (B-/B3)
2,500,000	10.50		04/15/2005	1,550,000

				5,875,000

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS HIGH YIELD FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)

Packaging – 2.4%
AEP Industries, Inc. (B/B3)
$ 3,000,000	9.88%	11/15/2007	$ 2,460,000

Graham Packaging Co. (B-/B3)
4,500,000	8.75	01/15/2008	2,925,000

Graham Packaging Co. (B-/Caa1)§
6,500,000	0.00/10.75	01/15/2009	2,470,000

Huntsman Packaging Corp. (B/B3)†
7,000,000	13.00	06/01/2010	5,600,000

Owens-Illinois, Inc. (BB/Ba1)
3,000,000	7.15	05/15/2005	2,160,000

Printpack, Inc. (B/Caa1)
3,000,000	10.63	08/15/2006	2,805,000

Printpack, Inc. (B+/B3)
3,000,000	9.88	08/15/2004	2,910,000

			21,330,000

Paper – 4.2%
Ainsworth Lumber Co. Ltd. (B/B2)
6,000,000	12.50	07/15/2007	5,400,000

Packaging Corp. of America (B+/B1)
9,000,000	9.63	04/01/2009	9,202,500

Repap New Brunswick, Inc (CCC+/Caa)
1,500,000	10.63	04/15/2005	1,545,000

Riverwood International Corp. (B-/B3)
8,250,000	10.25	04/01/2006	8,043,750
1,500,000	10.63	08/01/2007	1,470,000

Riverwood International Corp. (CCC+/Caa1)
12,000,000	10.88	04/01/2008	10,830,000

			36,491,250

Publishing – 1.5%
American Lawyer Media, Inc. (B/B2)
4,000,000	9.75	12/15/2007	3,560,000

Day International Group, Inc. (B-/B3)
3,250,000	9.50	03/15/2008	2,860,000

Merrill Corp. (B/B3)
1,500,000	12.00	05/01/2009	1,035,000

Transwestern Publishing Co. (B-/B2)
3,000,000	9.63	11/15/2007	2,970,000

WRC Media Corp. (B-/B3)
2,250,000	12.75	11/15/2009	1,935,000

Ziff Davis Media, Inc. (B-/B2)†
1,000,000	12.00	07/15/2010	915,000

			13,275,000

Retailers – 0.7%
Advance Holdings Corp. (B-/Caa2)§
2,000,000	0.00/12.88	04/15/2009	740,000

Duane Reade, Inc. (B-/B3)
1,750,000	9.25	02/15/2008	1,487,500

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)

Retailers – (continued)
Mattress Discounters Corp. (B+/B2)
$ 750,000	12.63%	07/15/2007	$ 690,000

Musicland Stores Corp. (B/B2)
3,250,000	9.00	06/15/2003	2,957,500

			5,875,000

Technology – 5.3%
Amkor Technology, Inc. (B/B2)†
2,000,000	5.00	03/15/2007	1,430,000

Details, Inc. (B+/Caa1)§
2,000,000	0.00/12.50	11/15/2007	1,600,000

Details, Inc. (B-/B3)
5,000,000	10.00	11/15/2005	4,843,750

Exodus Communications, Inc. (B/B3)
3,000,000	11.25	07/01/2008	2,790,000
1,250,000	10.75	12/15/2009	1,112,500
1,000,000	11.63	07/15/2010	920,000

Flextronics International Ltd. (B+/Ba3)†
3,000,000	9.88	07/01/2010	3,000,000

Globix Corp. (B-)
1,750,000	12.50	02/01/2010	962,500

Intersil Corp. (B/B1)
3,500,000	13.25	08/15/2009	4,060,000

Intira Corp. (CCC)§
2,000,000	0.00/13.00	02/01/2010	1,000,000

MCMS, Inc. (CCC+/Caa3)
3,000,000	9.75	03/01/2008	2,040,000

NorthPoint Communications Group, Inc. (CCC/Caa1)
3,000,000	12.88	02/15/2010	2,790,000

SCG Holding & Semiconductor Corp. (B/B2)
7,030,000	12.00	08/01/2009	6,977,275

Unisys Corp. (BB+/Ba1)
2,000,000	11.75	10/15/2004	2,095,000

Viasystems Group, Inc. (B/B3)
12,250,000	9.75	06/01/2007	10,902,500

			46,523,525

Telecommunications – 10.8%
360networks, Inc. (B/B3)
3,000,000	12.50	12/15/2005	2,625,000

Allegiance Telecom, Inc. (B/B3)
3,000,000	0.00/11.75 §	02/15/2008	2,070,000
1,000,000	12.88	05/15/2008	1,000,000

Birch Telecom, Inc.
1,000,000	14.00	06/15/2008	600,000

CapRock Communications Corp. (B-/B3)
750,000	11.50	05/01/2009	721,875

Carrier1 International S.A. (B-/B3)†
2,250,000	13.25	02/15/2009	1,732,500

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS HIGH YIELD FUND

Statement of Investments (continued)
October 31, 2000

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Bonds – (continued)

Telecommunications – (continued)
Colt Telecom Group PLC (B+/B1)§
$ 5,500,000	0.00/12.00%		12/15/2006	$ 5,011,875

Completel Europe N.V. (CCC+/Caa1)§
2,250,000	0.00/14.00		02/15/2009	1,080,000

Econophone Inc.†
2,000,000	13.50		07/15/2007	1,000,000

Energis PLC (B+/B1)†
4,500,000	9.75		06/15/2009	4,320,000

Global Crossing Holdings Ltd. (BB/Ba2)
1,500,000	9.13		11/15/2006	1,428,750
2,750,000	9.63		05/15/2008	2,633,125
2,500,000	9.50		11/15/2009	2,387,500

GST Network Funding, Inc.§
2,000,000	0.00/10.50		05/01/2008	900,000

Hermes Europe Railtel B.V. (B/B3)
2,500,000	11.50		08/15/2007	1,125,000

ICG Holdings, Inc. (CCC-/Caa1)§
3,000,000	0.00/11.63		03/15/2007	420,000

Intermedia Communications, Inc. (B/B2)
7,250,000	0.00/11.25	§	07/15/2007	6,017,500
1,000,000	9.50		03/01/2009	967,500

Intermedia Communications, Inc. (CCC+/B3)§
1,000,000	0.00/12.25		03/01/2009	640,000

Jazztel PLC (CCC+/Caa1)
750,000	14.00		04/01/2009	525,000

Leap Wireless International, Inc. (CCC/Caa2)
1,000,000	0.00/14.50	§	04/15/2010	280,000
500,000	12.50		04/15/2010	360,000

Level 3 Communications, Inc. (B/B3)
4,000,000	9.13		05/01/2008	3,240,000

McLeodUSA, Inc. (B+/B1)
2,000,000	0.00/10.50	§	03/01/2007	1,670,000
2,000,000	9.50		11/01/2008	1,830,000
750,000	8.13		02/15/2009	641,250

Metromedia Fiber Network, Inc. (B+/B2)
3,000,000	10.00		11/15/2008	2,670,000
2,000,000	10.00		12/15/2009	1,800,000

Metronet Communications Corp. (BBB/Baa3)
750,000	10.63		11/01/2008	828,750

Metronet Communications Corp. (BBB/Baa3)§
7,000,000	0.00/9.95		06/15/2008	5,740,000

Nextel Communications, Inc. (B/B1)
5,500,000	9.38		11/15/2009	5,335,000

Nextel Partners, Inc. (CCC+/B3)
650,000	0.00/14.00	§	02/01/2009	455,000
3,500,000	11.00		03/15/2010	3,482,500

NEXTLINK Communications, Inc. (B/B2)
2,000,000	9.63		10/01/2007	1,710,000
2,250,000	9.00		03/15/2008	1,845,000
1,500,000	10.75		06/01/2009	1,316,250

NTL Communications Corp. (B/B2)†
2,250,000	11.88		10/01/2010	2,081,250

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Bonds – (continued)

Telecommunications – (continued)
Pathnet, Inc.
$ 1,500,000	12.25%		04/15/2008	$ 480,000

Price Communications Wireless, Inc. (B+/Ba2)
2,000,000	9.13		12/15/2006	1,990,000

PSINet, Inc. (B-/B3)
3,750,000	10.00		02/15/2005	1,875,000
1,500,000	11.50		11/01/2008	780,000
1,000,000	11.00		08/01/2009	500,000

RSL Communications PLC (B-/B3)
1,000,000	12.25		11/15/2006	132,500
2,000,000	0.00/10.13	§	03/01/2008	140,000
625,000	9.13		03/01/2008	100,000
2,000,000	10.50		11/15/2008	300,000

Tele1 Europe B.V. (B-/B3)
1,000,000	13.00		05/15/2009	860,000

TeleCorp PCS, Inc. (B3)†
2,000,000	10.63		07/15/2010	1,995,000

United Pan-Europe Communications N.V. (B/B2)
1,000,000	0.00/13.75	§	02/01/2010	390,000
2,000,000	11.25		02/01/2010	1,520,000

Viatel, Inc. (B-/B3)
2,343,000	11.50		03/15/2009	1,218,360

WAM!Net, Inc. (CCC+)§
1,250,000	0.00/13.25		03/01/2005	559,375

Williams Communications Group, Inc. (B+/B2)
2,000,000	10.70		10/01/2007	1,715,000
3,500,000	11.70	†	08/01/2008	3,080,000
2,000,000	10.88		10/01/2009	1,685,000
2,000,000	11.88		08/01/2010	1,740,000

World Access, Inc. (B-)
2,000,000	13.25		01/15/2008	1,480,000

				95,030,860

Telecommunications-Cellular – 5.8%
AirGate PCS, Inc. (CCC/Caa1)§
1,000,000	0.00/13.50		10/01/2009	570,000

Alamosa PCS Holdings, Inc. (CCC+/Caa1)§
2,500,000	0.00/12.75		02/15/2010	1,200,000

Centennial Cellular Corp. (B-/B3)
6,000,000	10.75		12/15/2008	5,640,000

Dobson Communications Corp. (B/B3)†
3,000,000	10.88		07/01/2010	2,880,000

Esat Telecom Group PLC (A/A2)
4,000,000	11.88		12/01/2008	4,720,000

Horizon PCS, Inc. (CCC/Caa1)§
2,500,000	0.00/14.00		10/01/2010	1,187,500

Millicom International Cellular S.A. (B-/B3)§
5,000,000	0.00/13.50		06/01/2006	4,200,000

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS HIGH YIELD FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)

Telecommunications-Cellular – (continued)
Nextel Communications, Inc. (B/B1)§
$ 8,500,000	0.00/10.65%	09/15/2007	$ 6,842,500
4,250,000	0.00/9.75	10/31/2007	3,251,250
18,000,000	0.00/9.95	02/15/2008	13,635,000

Orange PLC (A/A1)
3,000,000	9.00	06/01/2009	3,090,000

Triton PCS Holdings, Inc. (CCC+/B3)§
4,250,000	0.00/11.00	05/01/2008	3,219,375

			50,435,625

Textiles – 0.1%
Galey & Lord, Inc. (B/Ca)
2,000,000	9.13	03/01/2008	1,080,000

Globe Manufacturing Corp. (D/Ca)V
2,000,000	10.00	08/01/2008	200,000

			1,280,000

TOTAL CORPORATE BONDS
(Cost $773,272,810)			$ 647,563,213

Emerging Market Debt – 3.4%

APP China Group Ltd. (CCC+/B3)†
$ 670,000	14.00%	03/15/2010	$ 281,400

Cellco Finance N.V. (B/B1)
4,000,000	12.75	08/01/2005	4,070,625

Federal Republic of Brazil (B+/B1)
420,000	12.25	03/06/2030	365,138
700,000	11.00	08/17/2040	535,062

Federal Republic of Brazil C-Bonds (B+/B2)
2,303,959	8.00	04/15/2014	1,715,010

Grupo Industrial Durango S.A. (BB-/B2)
2,400,000	12.63	08/01/2003	2,415,142

Grupo Iusacell S.A. de C.V. (B+/B1)
2,000,000	14.25	12/01/2006	2,015,000

Hanvit Bank (B/B1)†#
1,990,000	11.75	03/01/2010	1,902,750

Indah Kiat Finance Mauritius (CCC+/B3)
1,240,000	10.00	07/01/2007	496,000

MRS Logistica S.A. (B)†
120,000	10.63	08/15/2005	100,500

Multicanal S.A. (BB+/B1)†
2,000,000	13.13	04/15/2009	1,650,000

National Power Corp. (BB)
500,000	7.63	11/15/2000	499,541

National Republic of Bulgaria (B2)#
4,120,000	3.00	07/28/2012	2,945,800

Partner Communications Co., Ltd. (B-/B3) ADR
3,000,000	13.00	08/15/2010	2,460,000

Principal Amount	Interest Rate	Maturity Date	Value

Emerging Market Debt – (continued)

PTC International Finance B.V. (B+/B2)§
$ 870,000	0.00/10.75%	07/01/2007	$ 578,550

Republic of Panama (BB+/Ba1)#
1,073,898	7.93	05/10/2002	1,057,790
300,000	10.75	05/15/2020	290,813
610,000	9.38	04/01/2029	584,837

Republic of Poland (BBB+/Baa1)#
1,050,000	3.50	10/27/2024	656,906
1,310,000	4.00	10/27/2024	890,800

Russian Federation (B-/B3)
2,900,000	10.00	06/26/2007	2,165,937

State of Qatar (BBB/Baa2)
900,000	9.75	06/15/2030	868,500

United Mexican States (BB+/Baa3)
700,000	10.38	02/17/2009	741,125
240,000	9.88	02/01/2010	249,450

TOTAL EMERGING MARKET DEBT
(Cost $29,712,171)			$ 29,536,676

Foreign Debt ObligationsE – 12.4%

British Pound Sterling – 3.1%
Coral Group Holdings PLC (B-/B3)†
GBP 1,500,000	10.00%	02/15/2009	$ 2,176,424
2,355,177	13.50	09/30/2009	3,383,070

Gala Group Holdings PLC (B-/B3)
1,750,000	12.00	06/01/2010	2,634,380

IPC Magazines Group PLC (B-/B3)
3,250,000	0.00/10.75§	03/15/2008	3,017,974
4,000,000	9.63	03/15/2008	5,049,303

Telewest Communications PLC (B+/B1)§
12,500,000	0.00/9.88	04/15/2009	8,161,589

William Hill Finance PLC (B-/B3)
1,500,000	10.63	04/30/2008	2,209,070

			26,631,810

Euro Currency – 8.1%
BSN Financing Co., S.A. (B/B1)
EUR 750,000	10.25	08/01/2009	588,716

Callahan Nordrhein Westfalen (B-/B3)†
500,000	14.00	07/15/2010	413,693

Clondalkin Industries PLC (B-/B3)
1,500,000	10.63	01/15/2010	1,241,078

Completel Europe N.V. (Caa1)
1,000,000	14.00	04/15/2010	678,880

CP Kelco (B/B3)†
8,750,000	11.88	09/15/2010	7,105,967

Enitel ASA (B-/B3)
2,500,000	12.50	04/15/2010	1,378,976

Esat Telecom Group PLC (B+/Aa1)
2,000,000	11.88	11/01/2009	2,092,750

Exodus Communications, Inc. (B/B3)
3,250,000	10.75	12/15/2009	2,385,628

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS HIGH YIELD FUND

Statement of Investments (continued)
October 31, 2000

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Debt ObligationsE – (continued)

Euro Currency – (continued)
FLAG Telecom Holdings Ltd. (B/B2)
EUR 3,500,000	11.63%	03/30/2010	$ 2,405,782

Flextronics International Ltd. (B+/Ba3)†
250,000	9.75	07/01/2010	216,393

Flowserve Finance B.V. (B/B3)†
1,500,000	12.25	08/15/2010	1,291,994

Huntsman ICI Chemicals (B+/B2)
8,000,000	10.13	07/01/2009	6,585,139

Ineos PLC (B+/B3)
5,250,000	10.25	05/15/2010	4,165,567

Jazztel PLC (CCC+/Caa1)
2,000,000	14.00	04/01/2009	1,238,957

Jones Lang Lasalle Financial B.V. (BBB-/Ba2)
750,000	9.00	06/15/2007	657,930

Kappa Beheer B.V. (B/B2)†§
6,500,000	0.00/12.50	07/15/2009	3,654,285

Kappa Beheer N.V. (B/B2)
8,000,000	10.63	07/15/2009	6,856,691

Metromedia Fiber Network, Inc. (B+/B2)
2,750,000	10.00	12/15/2009	2,088,618

Neste Chemicals International OYJ (B/B3)
2,896,000	12.25	08/15/2010	2,174,929

NTL Communications Corp. (B/B2)§
3,800,000	0.00/11.50	11/15/2009	1,596,217

NTL Communications Corp. (B-/B3)
11,750,000	9.88	11/15/2009	8,375,686

Ono Finance PLC (CCC+/Caa1)†
5,000,000	13.00	05/01/2009	3,182,251
2,500,000	14.00	07/15/2010	1,675,986

PTC International Finance II S.A. (B+/B2)
2,570,000	11.25	12/01/2009	1,941,004

Slovak Wireless Finance Co. (B/B2)
750,000	11.25	03/30/2007	572,805

Tele1 Europe B.V. (B-/B3)†
1,000,000	13.00	05/15/2009	767,984
1,000,000	11.88	12/01/2009	721,310

United Pan-Europe Communications N.V. (B/B2)
1,500,000	11.25	02/01/2010	980,133

Vantico Group S.A. (B-/B3)
6,000,000	12.00	08/01/2010	4,149,656

			71,185,005

German Mark – 1.2%
Colt Telecom Group PLC (B+/B1)
DEM 5,000,000	8.88	11/30/2007	2,060,942

Impress Metal Pack Holdings (B/B2)
10,000,000	9.88	05/29/2007	3,904,942

Ineos PLC (B+/B3)
5,000,000	8.63	04/30/2005	2,060,942

Sirona Dental Systems (B/B2)†
6,750,000	9.13	07/15/2008	1,727,937

Texon International PLC (B3)†
2,250,000	10.00	02/01/2008	877,636

			10,632,399

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Debt ObligationsE – (continued)

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $144,756,587)			$ 108,449,214

Repurchase Agreement – 2.7%

Joint Repurchase Agreement Account_
$23,800,000	6.62%	11/01/2000	$ 23,800,000

TOTAL REPURCHASE AGREEMENT
(Cost $23,800,000)			$ 23,800,000

Shares		Value

Common Stocks – 0.4%

59,200	Colt Telecom Group PLC *	$ 1,889,716

62,500	Completel Europe N.V.	500,000

9,132	McleodUSA, Inc.	175,791

33,342	Pathmark Stores, Inc.	523,053

2,881	RSL Communications Ltd.	3,601

18,792	Tele1 Europe Holding AB ADR	147,987

7,069	World Access, Inc.	34,461

3,044	WRC Media Corp.	0

TOTAL COMMON STOCKS
(Cost $993,452)		$ 3,274,609

Shares	Interest Rate	Maturity Date	Value

Preferred Stocks‡ – 3.0%

Avecia Group PLC (B-/B3)
46,656	16.00%	07/01/2010	$ 1,259,712

Crown Castle International Corp. (CCC+/Caa)
2,579	12.75	12/15/2010	2,604,790

CSC Holdings, Inc. (B+/B1)
63,359	11.75	10/01/2007	6,874,452
79,970	11.13	04/01/2008	8,576,782

Eagle-Picher Holdings, Inc. (CCC+)
200	11.75	03/01/2008	450,000

Global Crossing Holdings Ltd. (B+/B1)
12,500	10.50	12/01/2008	1,237,500

Intermedia Communications, Inc. (CCC-/Caa)
1,482	13.50	03/31/2009	1,333,800

Nextel Communications, Inc. (CCC+/B3)
1,471	11.13	02/15/2010	1,441,580

River Holding Corp.
4,971	11.50	04/15/2010	320,649

Rural Cellular Corp. (CCC+/Caa)
2,189	12.25	05/15/2011	1,904,472

TOTAL PREFERRED STOCKS
(Cost $23,343,350)			$ 26,003,737

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS HIGH YIELD FUND

Shares		Value

Warrants* – 0.3%

2,000	ASAT Finance LLC, expiring November 1, 2006	$160,000

670	Asia Pulp & Paper Ltd., expiring March 15, 2005	29,480

80,000	Avecia Group PLC, expiring July 1, 2010	900,000

1,000	Birch Telecom, Inc., expiring June 15, 2008	55,000

3,000	Cellnet Data Systems, Inc., expiring September 15, 2007	0

2,000	Coral Group Holdings PLC, expiring September 30, 2009	406,266

2,500	Enitel ASA, expiring April 15, 2010	0

7,000	Huntsman Packaging Corp., expiring June 1, 2010	0

44,618	Intira Corp., expiring February 2, 2025	0

10,000	Jazztel PLC, expiring April 1, 2009	441,272

2,500	Jostens, Inc., expiring May 1, 2010	0

1,750	Knology, Inc., expiring October 15, 2007	87,500

1,500	Leap Wireless International, Inc., expiring April 15, 2010	0

750	Mattress Discounters Holding Corp., expiring July 15, 2007	7,500

1,500	Merrill Corp., expiring May 1, 2009	0

6,250	Ono Finance PLC, expiring May 1, 2009	387,010

1,500	Pathnet, Inc., expiring April 15, 2008	15,000

2,000	Republic Technologies International LLC, expiring July 15, 2009	37,000

1,750	V2 Music Holdings PLC, expiring April 15, 2008	0

Shares		Value

Warrants* – continued

3,750	WAM!Net, Inc., expiring March 1, 2005	$ 41,250

750	Worldwide Flight Services, Inc., expiring August 15, 2007	75

TOTAL WARRANTS
(Cost $407,823)		$ 2,567,353

TOTAL INVESTMENTS
(Cost $996,286,193)		$841,194,802

_	Joint repurchase agreement was entered into on October 31, 2000.
†
Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers in transactions exempt from registration. The market value of 144A securities amounts to $90,316,070 as of October 31, 2000.

§	These securities are issued with a zero coupon or dividend rate which increases to the stated rate at a set date in the future.

E	The principal amount of each security is stated in the currency in which the bond is denominated. See below.
DEM = German Mark.
EUR = Euro currency.
GBP = Great Britain Pound.

#	Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 2000.

‡	Pay-in-kind securities.

*	Non-income producing security.

V	Security currently in default.

@	Security is issued with a zero coupon. The interest rate disclosed for this security represents effective yield to maturity.

Security ratings are unaudited

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS HIGH YIELD FUND
Statement of Assets and Liabilities
October 31, 2000

Assets:

Investment in securities, at value (identified cost $996,286,193)	$ 841,194,802
Cash, at value	121,096
Receivables:
Investment securities sold, at value	7,626,486
Interest, at value	23,691,675
Fund shares sold	3,452,185
Forward foreign currency exchange contracts, at value	20,909,932
Reimbursement from investment adviser	116,251
Deferred organization expenses, net	11,246

Total assets	897,123,673

Liabilities:

Payables:
Fund shares repurchased	9,980,538
Investment securities purchased, at value	7,486,486
Income distribution	2,302,799
Amounts owed to affiliates	760,924
Forward foreign currency exchange contracts, at value	183,265
Accrued expenses and other liabilities, at value	487,629

Total liabilities	21,201,641

Net Assets:

Paid-in capital	1,032,911,978
Accumulated undistributed net investment income	1,239,409
Accumulated net realized loss on investment and foreign currency related transactions	(22,751,968)
Net unrealized loss on investments and translation of assets and liabilities denominated in foreign currencies	(135,477,387)

NET ASSETS	$ 875,922,032

Net asset value, offering and redemption price per share: (a)
Class A	$8.18
Class B	$8.18
Class C	$8.17
Institutional	$8.19
Service	$8.19

Shares outstanding:
Class A	50,055,212
Class B	4,533,604
Class C	1,093,136
Institutional	51,345,876
Service	48,425

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	107,076,253

(a)
Maximum public offering price per share (NAV per share multiplied by 1.0471) for Class A shares is $8.57. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS HIGH YIELD FUND

Statement of Operations
For the Year Ended October 31, 2000

Investment income:

Interest	$90,480,134
Dividends	317,367

Total income	90,797,501

Expenses:

Management fees	5,927,364
Distribution and Service fees (a)	1,722,828
Transfer Agent fees (b)	1,149,112
Custodian fees	353,564
Registration fees	87,782
Professional fees	48,278
Trustee fees	7,879
Organization expenses	6,449
Service share fees	2,154
Other	139,050

Total expenses	9,444,460

Less — expense reductions	(439,778)

Net expenses	9,004,682

NET INVESTMENT INCOME	81,792,819

Realized and unrealized gain (loss) on investment and foreign currency transactions:

Net realized gain (loss) from:
Investment transactions	(12,315,579)
Foreign currency related transactions	3,872,184
Net change in unrealized gain (loss) on:
Investments	(91,089,320)
Translation of assets and liabilities denominated in foreign currencies	18,572,302

Net realized and unrealized loss on investment and foreign currency transactions:	(80,960,413)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 832,406

(a)	Class A, Class B and Class C had distribution and service fees of $1,226,618, $391,902 and $104,308, respectively.

(b)	Class A, Class B, Class C, Institutional Class and Service Class had Transfer Agent fees of $932,232, $74,461, $19,818, $122,429 and $172, respectively.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS HIGH YIELD FUND

Statement of Changes in Net Assets
For the Year Ended October 31, 2000

From operations:

Net investment income	$ 81,792,819
Net realized loss on investment and foreign currency transactions	(8,443,395)
Net change in unrealized gain (loss) on investments and foreign currency	(72,517,018)

Net increase in net assets resulting from operations	832,406

Distributions to shareholders:

From net investment income
Class A shares	(51,619,818)
Class B shares	(3,819,934)
Class C shares	(1,022,081)
Institutional shares	(32,870,243)
Service shares	(44,000)
In excess of net investment income
Class A shares	(1,135,142)
Class B shares	(84,002)
Class C shares	(22,476)
Institutional shares	(722,831)
Service shares	(968)

Total distributions to shareholders	(91,341,495)

From share transactions:

Proceeds from sales of shares	443,991,118
Reinvestment of dividends and distributions	63,743,194
Cost of shares repurchased	(373,740,054)

Net increase in net assets resulting from share transactions	133,994,258

TOTAL INCREASE	43,485,169

Net assets:

Beginning of year	832,436,863

End of year	$875,922,032

Accumulated undistributed net investment income	$ 1,239,409

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS HIGH YIELD FUND

Statement of Changes in Net Assets
For the Year Ended October 31, 1999

From operations:

Net investment income	$ 67,379,988
Net realized loss on investment and foreign currency transactions	(2,720,050)
Net change in unrealized loss on investments and futures	(21,099,547)

Net increase in net assets resulting from operations	43,560,391

Distributions to shareholders:

From net investment income
Class A shares	(43,632,406)
Class B shares	(2,990,090)
Class C shares	(846,589)
Institutional shares	(17,700,298)
Service shares	(34,695)

Total distributions to shareholders	(65,204,078)

From share transactions:

Proceeds from sales of shares	479,200,997
Reinvestment of dividends and distributions	47,672,946
Cost of shares repurchased	(210,201,224)

Net increase in net assets resulting from share transactions	316,672,719

TOTAL INCREASE	295,029,032

Net assets:

Beginning of year	537,407,831

End of year	$832,436,863

Accumulated undistributed net investment income	$ 7,583,257

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS HIGH YIELD FUND

Notes to Financial Statements
October 31, 2000

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end, management investment company. The Trust includes the Goldman Sachs High Yield Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

          The Fund invests primarily in non-investment grade fixed-income securities which are considered predominantly speculative by traditional investment standards. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, generally negative perceptions of the junk bond markets and less secondary market liquidity.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A.  Investment Valuation — Portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Portfolio securities for which accurate market quotations are not readily available are valued based on yield equivalents, pricing matrices or other sources, under valuation procedures established by the Trust’s Board of Trustees. Short-term debt obligations maturing in sixty days or less are valued at amortized cost.

B.  Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on the basis of interest accrued, net of foreign withholding taxes where applicable. Market discounts and market premiums on debt securities, other than mortgage backed securities, are amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security. Net investment income (other than class specific expenses), unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

          In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the “Guide”). The revised version of the Guide is effective November 1, 2001 for the Fund and will require the Fund to amortize/accrete all premiums and discounts on debt securities. The Fund currently does not amortize/accrete all such premiums and discounts. Upon adoption, the Fund will be required to record the cumulative effect of this change. The cumulative effect will impact net investment income and realized and unrealized gains and losses but will not impact net assets. At this time, the Fund has not completed their analysis of the impact of this accounting change.

C.  Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

          The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the portfolio’s distributions may be shown in the accompanying financial 2.  SIGNIFICANT ACCOUNTING POLICIES – (continued)

statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

          The Fund, at its most recent tax year-end of October 31, 2000 had approximately $2,694,305 capital loss carryforwards expiring in 2006 and 2007 for U.S. federal tax purposes. This amount is available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

          At October 31, 2000, the aggregate cost of portfolio securities for federal income tax purposes is $996,559,597. Accordingly, the gross unrealized gain on investments was $11,879,423 and the gross unrealized loss on investments was $147,630,216 resulting in a net unrealized loss of $135,750,793.

D.  Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the funds on a straight-line or pro rata basis depending upon the nature of the expense.

          Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective Distribution and Service Plans. Shareholders of Service shares bear all expenses and fees paid to service organizations. Each class of shares separately bears its respective class-specific transfer agency fees.

E. Deferred Organization Expenses — Organization-related costs are amortized on a straight-line basis over a period of five years.

F.  Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

          Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies and sale of investments; (ii) gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received.

G.  Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into those transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

H.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian.

3. AGREEMENTS

Pursuant to the Investment Management Agreement (the “Agreement”), Goldman Sachs Asset Management (“GSAM”), a unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Fund. Under the Agreement, the adviser, subject to the general supervision of the Trust’s Board of Trustees, manages the Fund’s portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the 3.  AGREEMENTS – continued

expenses related thereto and administering the Fund’s business affairs, including providing facilities, the adviser is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 0.70% of the average daily net assets of the Fund.

          The adviser has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage, litigation, Service Share fees, indemnification costs and other extraordinary expenses), to the extent that such expenses exceed, on an annual basis, 0.02% of the average daily net assets of the Fund. For the year ended October 31, 2000, the adviser reimbursed approximately $395,000. In addition, the Fund has entered into certain expense offset arrangements with the custodian resulting in a reduction of the Fund’s expenses. For the year ended October 31, 2000, custody fee reductions amounted to approximately $45,000.

          The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to 0.25%, 1.00%, and 1.00% of the Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively.

          Goldman Sachs serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $496,000 during the year ended October 31, 2000.

          Goldman Sachs also serves as the transfer agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, and Class C Shares and 0.04% of the average daily net assets for Institutional and Services Shares.

          The Trust, on behalf of the Fund, has adopted a Service Plan. The Plan allows for Service Shares to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to 0.50%, on an annualized basis, of the average daily net assets of the Service Shares.

As of October 31, 2000, the amounts owed to affiliates were approximately $537,000, $132,000 and $92,000 for Management, Distribution and Service, and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

Cost of purchases and proceeds of sales and maturities of securities (excluding short-term investments) for the year ended October 31, 2000, were $549,217,613 and $439,793,391, respectively.

Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell forward contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund’s financial statements. The Fund records realized gains or losses at the time the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

GOLDMAN SACHS HIGH YIELD FUND

4. PORTFOLIO SECURITIES TRANSACTIONS – continued

At October 31, 2000, the Fund had outstanding forward foreign currency exchange contracts as follows:

Open Foreign Currency Sale Contracts	Value on Settlement Date	Current Value	Unrealized
			Gain	Loss

British Pound
expiring 11/1/2000	$ 1,476,969	$ 1,341,500	$ 135,469	$ —
expiring 11/30/2000	5,069,366	4,583,867	485,499	—
expiring 11/30/2001	5,539,040	5,313,930	225,110	—
expiring 1/30/2002	2,269,468	2,189,284	80,184	—
expiring 4/2/2002	17,599,705	17,770,040	—	170,335
Euro Currency
expiring 11/1/2000	4,686,000	3,615,208	1,070,792	—
expiring 11/15/2000	1,793,545	1,397,066	396,479	—
expiring 11/29/2000	5,962,297	4,711,344	1,250,953	—
expiring 11/30/2000	2,905,922	2,268,884	637,038	—
expiring 12/1/2000	152,492	122,855	29,637	—
expiring 12/15/2000	3,332,239	2,681,949	650,290	—
expiring 12/29/2000	5,395,695	4,246,691	1,149,004	—
expiring 1/16/2001	10,366,413	8,042,464	2,323,949	—
expiring 2/1/2001	7,021,510	5,410,295	1,611,215	—
expiring 4/2/2001	2,007,542	1,930,809	76,733	—
expiring 4/30/2001	5,155,277	4,103,343	1,051,934	—
expiring 5/1/2001	2,804,608	2,271,205	533,403	—
expiring 5/15/2001	15,344,084	12,281,038	3,063,046	—
expiring 6/1/2001	8,834,711	7,220,172	1,614,539	—
expiring 7/16/2001	6,622,286	5,568,531	1,053,755	—
expiring 11/30/2001	17,943,973	16,178,779	1,765,194	—
expiring 1/30/2002	6,677,466	6,206,945	470,521	—
expiring 4/2/2002	7,912,834	7,618,851	293,983	—

TOTAL OPEN FOREIGN CURRENCY SALE CONTRACTS	$146,873,442	$127,075,050	$19,968,727	$170,335

Closed but Unsettled Forward Currency Contracts	Purchase Value	Sale Value	Realized
			Gain	Loss

British Pound
expiring 11/1/2000	$ 1,447,480	$ 1,460,185	$ 12,705	$ —
Euro Currency
expiring 11/1/2000	910,213	1,185,132	274,919	—
expiring 12/15/2000	1,976,304	1,995,880	19,576	—
expiring 2/1/2001	5,236,537	5,851,699	615,162	—
expiring 2/1/2001	873,904	860,974	—	12,930
expiring 6/1/2001	1,312,845	1,331,688	18,843	—

TOTAL CLOSED BUT UNSETTLED FORWARD CURRENCY CONTRACTS	$ 11,757,283	$ 12,685,558	$ 941,205	$ 12,930

GOLDMAN SACHS HIGH YIELD FUND

Notes to Financial Statements (continued)
October 31, 2000

4. PORTFOLIO SECURITIES TRANSACTIONS – continued

          The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 2000, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund daily, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.

          The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund’s strategies and potentially result in a loss. At October 31, 2000, the Fund had no open futures contracts.

5. LINE OF CREDIT FACILITY

Effective May 31, 2000, the Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Prior thereto, the Fund participated in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. These facilities are to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facilities also require a fee to be paid by the Fund based on the amount of the commitment. During the year ended October 31, 2000, the Fund did not have any borrowings under any of these facilities.

GOLDMAN SACHS HIGH YIELD FUND

6. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, together with other registered investment companies having management agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

          At October 31, 2000, the Fund had an undivided interest in the repurchase agreement in the joint account which equaled $23,800,000 in principal amount. At October 31, 2000, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations:

Repurchase Agreements	Principal Amounts	Interest Rate	Maturity Date	Amortized Cost	Maturity Value

ABN / AMRO, Inc.	$400,000,000	6.63%	11/01/2000	$ 400,000,000	$ 400,073,611

ABN / AMRO, Inc.	150,000,000	6.56	11/01/2000	150,000,000	150,027,333

Banc of America Securities LLC	900,000,000	6.62	11/01/2000	900,000,000	900,165,500

Barclays Capital, Inc.	200,000,000	6.62	11/01/2000	200,000,000	200,036,778

Bear Stearns Companies, Inc.	500,000,000	6.62	11/01/2000	500,000,000	500,091,944

Chase Securities, Inc.	300,000,000	6.62	11/01/2000	300,000,000	300,055,167

Salomon Smith Barney Holdings, Inc.	809,100,000	6.62	11/01/2000	809,100,000	809,248,785

SG Cowen Securities	100,000,000	6.62	11/01/2000	100,000,000	100,018,389

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT				$3,359,100,000	$3,359,717,507

7. CERTAIN RECLASSIFICATIONS

In accordance with Statement of Position 93-2, the Fund has reclassified $3,198,779 and $6,049 from accumulated net realized loss on investment and foreign currency related transactions and paid-in capital, respectively, to accumulated undistributed net investment income. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund’s capital accounts on a tax basis. Reclassifications result primarily from the difference in the tax treatment of net operating losses.

8. CHANGE IN INDEPENDENT AUDITOR

On October 26, 1999, the Board of Trustees of the Fund, upon the recommendation of the Board’s audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Fund’s independent auditors to Ernst & Young LLP. For the fiscal year ended October 31, 1999, Arthur Andersen LLP’s audit report contained no adverse opinion or disclaimer of opinion; nor was their report qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Arthur Andersen LLP on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the disagreement in their report.

GOLDMAN SACHS HIGH YIELD FUND

Notes to Financial Statements (continued)
October 31, 2000

9. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Year Ended October 31, 2000
	Shares	Dollars

Class A Shares
Shares sold	19,056,447	$169,054,727
Reinvestment of dividends and distributions	4,542,703	40,044,057
Shares repurchased	(31,366,746)	(276,325,256)

	(7,767,596)	(67,226,472)

Class B Shares
Shares sold	1,241,333	10,926,770
Reinvestment of dividends and distributions	222,778	1,995,647
Shares repurchased	(1,331,046)	(11,730,966)

	133,065	1,191,451

Class C Shares
Shares sold	660,391	5,863,650
Reinvestment of dividends and distributions	68,188	601,201
Shares repurchased	(746,805)	(6,585,241)

	(18,226)	(120,390)

Institutional Shares
Shares sold	29,546,300	257,772,971
Reinvestment of dividends and distributions	2,414,141	21,102,221
Shares repurchased	(8,969,936)	(78,885,981)

	22,990,505	199,989,211

Service Shares
Shares sold	41,484	373,000
Reinvestment of dividends and distributions	7	68
Shares repurchased	(23,927)	(212,610)

	17,564	160,458

NET INCREASE	15,355,312	$133,994,258

GOLDMAN SACHS HIGH YIELD FUND

	For the Year Ended October 31, 1999
	Shares	Dollars

Class A Shares
Shares sold	25,318,440	$241,274,515
Reinvestment of dividends and distributions	3,487,785	33,178,138
Shares repurchased	(14,816,674)	(141,291,530)

	13,989,551	133,161,123

Class B Shares
Shares sold	2,175,067	20,848,416
Reinvestment of dividends and distributions	176,076	1,642,893
Shares repurchased	(1,143,028)	(10,841,667)

	1,208,115	11,649,642

Class C Shares
Shares sold	1,321,781	12,726,945
Reinvestment of dividends and distributions	54,662	520,094
Shares repurchased	(1,196,698)	(11,389,250)

	179,745	1,857,789

Institutional Shares
Shares sold	21,248,263	204,157,121
Reinvestment of dividends and distributions	1,299,004	12,317,045
Shares repurchased	(4,829,091)	(46,289,669)

	17,718,176	170,184,497

Service Shares
Shares sold	20,193	194,000
Reinvestment of dividends and distributions	1,518	14,776
Shares repurchased	(39,586)	(389,108)

	(17,875)	(180,332)

NET INCREASE	33,077,712	$316,672,719

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders

	Net asset value, beginning of period	Net investment income		Net realized and unrealized gain (loss)	Total income (loss) from investment operations	From net investment income	In excess of net investment income	Total Distributions

FOR THE YEARS ENDED OCTOBER 31,

2000 - Class A Shares	$ 9.07	$0.84	(c)	$(0.78)	$ 0.06	$(0.93)	$(0.02)	$(0.95)
2000 - Class B Shares	9.08	0.78	(c)	(0.80)	(0.02)	(0.86)	(0.02)	(0.88)
2000 - Class C Shares	9.07	0.78	(c)	(0.80)	(0.02)	(0.86)	(0.02)	(0.88)
2000 - Institutional Shares	9.08	0.88	(c)	(0.79)	0.09	(0.96)	(0.02)	(0.98)
2000 - Service Shares	9.08	0.83	(c)	(0.78)	0.05	(0.92)	(0.02)	(0.94)

1999 - Class A Shares	9.16	0.85		(0.10)	0.75	(0.84)	—	(0.84)
1999 - Class B Shares	9.16	0.77		(0.09)	0.68	(0.76)	—	(0.76)
1999 - Class C Shares	9.16	0.78		(0.11)	0.67	(0.76)	—	(0.76)
1999 - Institutional Shares	9.17	0.90	(c)	(0.12)	0.78	(0.87)	—	(0.87)
1999 - Service Shares	9.17	0.86	(c)	(0.12)	0.74	(0.83)	—	(0.83)

1998 - Class A Shares	9.97	0.82		(0.85)	(0.03)	(0.78)	—	(0.78)
1998 - Class B Shares	9.97	0.75		(0.86)	(0.11)	(0.70)	—	(0.70)
1998 - Class C Shares	9.97	0.75		(0.86)	(0.11)	(0.70)	—	(0.70)
1998 - Institutional Shares	9.97	0.84		(0.83)	0.01	(0.81)	—	(0.81)
1998 - Service Shares	9.97	0.80		(0.84)	(0.04)	(0.76)	—	(0.76)

FOR THE PERIOD ENDED OCTOBER 31,

1997 - Class A Shares (commenced August 1)	10.00	0.17		(0.02)	0.15	(0.17)	(0.01)	(0.18)
1997 - Class B Shares (commenced August 1)	10.00	0.15		(0.02)	0.13	(0.15)	(0.01)	(0.16)
1997 - Class C Shares (commenced August 15)	9.97	0.14		0.01	0.15	(0.14)	(0.01)	(0.15)
1997 - Institutional Shares (commenced August 1)	10.00	0.18		(0.02)	0.16	(0.18)	(0.01)	(0.19)
1997 - Service Shares (commenced August 1)	10.00	0.17		(0.02)	0.15	(0.17)	(0.01)	(0.18)

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales or redemption charge was taken into account. Total returns for less than one full year are not annualized.

(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

GOLDMAN SACHS HIGH YIELD FUND

							Ratios assuming no expense reductions

Net asset value, end of period	Total return (a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income to average net assets		Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate

$8.18	0.38%	$409,224	1.16%		9.54%		1.21%		9.49%		55.27%
8.18	(0.48)	37,085	1.91		8.79		1.96		8.74		55.27
8.17	(0.48)	8,933	1.91		8.78		1.96		8.73		55.27
8.19	0.77	420,284	0.76		9.99		0.81		9.94		55.27
8.19	0.15	396	1.26		9.39		1.31		9.34		55.27

9.07	8.06	524,674	1.16		9.06		1.22		9.00		59.04
9.08	7.38	39,907	1.91		8.30		1.97		8.24		59.04
9.07	7.26	10,078	1.91		8.26		1.97		8.20		59.04
9.08	8.49	257,498	0.76		9.50		0.82		9.44		59.04
9.08	7.95	280	1.26		8.92		1.32		8.86		59.04

9.16	(0.70)	401,626	1.09		8.25		1.36		7.98		113.44
9.16	(1.43)	29,256	1.84		7.61		1.88		7.57		113.44
9.16	(1.43)	8,532	1.84		7.61		1.88		7.57		113.44
9.17	(0.32)	97,547	0.84		9.47		0.88		9.43		113.44
9.17	(0.79)	447	1.34		9.17		1.38		9.13		113.44

9.97	1.50	325,911	0.95	(b)	7.06	(b)	1.57	(b)	6.44	(b)	44.80
9.97	1.31	10,308	1.70	(b)	6.28	(b)	2.07	(b)	5.91	(b)	44.80
9.97	1.46	1,791	1.70	(b)	6.17	(b)	2.07	(b)	5.80	(b)	44.80
9.97	1.58	2	0.70	(b)	7.16	(b)	1.07	(b)	6.79	(b)	44.80
9.97	1.46	2	1.20	(b)	6.69	(b)	1.57	(b)	6.32	(b)	44.80

GOLDMAN SACHS HIGH YIELD FUND

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Trustees
Goldman Sachs Trust

We have audited the accompanying statement of assets and liabilities of Goldman Sachs High Yield Fund (one of the funds comprising the Goldman Sachs Trust) (the “Fund”), including the statement of investments, as of October 31, 2000, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 1999 and the financial highlights for each of the three periods in the period then ended, were audited by other auditors whose report, dated December 10, 1999, expressed an unqualified opinion on the statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights, audited by us, referred to above present fairly, in all material respects, the financial position of the Goldman Sachs High Yield Fund as of October 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the year ended October 31, 2000 in conformity with accounting principles generally accepted in the United States.

New York, New York
December 11, 2000

GOLDMAN SACHS FUND PROFILE

Goldman Sachs High Yield Fund

The Goldman Sachs High Yield Fund offers investors access to a potentially attractive risk/reward profile. The Fund seeks a high level of current income and, secondarily, capital appreciation, primarily through fixed income securities rated, at the time of investment, below investment grade.

Target Your Needs

The Goldman Sachs High Yield Fund has a distinct investment objective and a defined place on the risk/return spectrum . As your investment objectives change, you can exchange shares within Goldman Sachs Funds without any additional charge.* Please note: in general, greater returns are associated with greater risk.

For More Information

To learn more about the Goldman Sachs High Yield Fund and other Goldman Sachs Funds, call your investment professional today.

* The exchange privilege is subject to termination and its terms are subject to change.

GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES
Ashok N. Bakhru, *Chairman*
David B. Ford
Douglas C. Grip
Patrick T. Harker
John P. McNulty
Mary P. McPherson
Alan A. Shuch
William H. Springer
Richard P. Strubel

OFFICERS
Douglas C. Grip, *President*
Jesse H. Cole, *Vice President*
Kerry Daniels, *Vice President*
James A. Fitzpatrick, *Vice President*
Mary Hoppa, *Vice President*
John M. Perlowski, *Treasurer*
Peter W. Fortner, *Assistant Treasurer*
Philip V. Giuca, Jr., *Assistant Treasurer*
Howard B. Surloff, *Secretary*
Amy E. Belanger, *Assistant Secretary*
Valerie A. Zondorak, *Assistant Secretary*

GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT
Investment Adviser

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Goldman, Sachs & Co. is the distributor of the Fund.

The Goldman Sachs High Yield Fund invests primarily in high yield, lower rated securities which involve greater price volatility and present greater risks than higher rated fixed income securities. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

The Goldman Sachs High Yield Fund's foreign investments may be more volatile than an investment in U.S. securities and are subject to the risks of currency fluctuations and political developments.

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Copyright 2000 Goldman, Sachs & Co. All rights reserved. Date of first use: December 30, 2000 / 00-1816
FI/HYAR / 8K / 12-00